UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 1, 2006

Language Line Holdings, Inc.

(Exact Name of Registrant As Specified In Charter)

Delaware	333-118754	20-0997806
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Lower Ragsdale Drive

Monterey, CA 93940

(Address of Principal Executive Offices, including Zip Code)

(877) 886-3885

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(b) Engagement of Independent Registered Public Accounting Firm

On May 4, 2006, we filed a Current Report on Form 8-K (the “Previously Filed Form 8-K”) announcing our engagement of PricewaterhouseCoopers LLP (“PwC”) as our new independent accountants to audit our financial statements. We hereby amend the Previously Filed Form 8-K as follows:

On May 1, 2006, we engaged PwC as our new independent accountants to audit our financial statements, as previously approved by our Audit Committee on April 24, 2006 in connection with our Audit Committee’s decision to dismiss our former independent accountants. During the last two fiscal years and through the date of engagement, we did not consult with PwC on any accounting or auditing matter pursuant to Item 304(a)(2)(i) and Item 304(a)(2)(ii) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Language Line Holdings, Inc. (Registrant)

Date: May 5, 2006	/s/ Matthew T. Gibbs
Matthew T. Gibbs II Chief Financial Officer and Director

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